UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                August 24, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                          BELLTOWER ENTERTAINMENT CORP.
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)


             Nevada                   000-52861                 47-0926554
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                             11684 Ventura Boulevard
                                    Suite 685
                              Studio City, CA 91604
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (877) 355-1388
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS.

     A press release was issued by us on August 24, 2009 announcing that Ericson Cole has agreed, subject to certain conditions precedent (i.e., he is attached to the project), to direct "Dance The Green," a film project to be produced by Nina Yang, Claire Kupchak, and Barry Marrow. Mr. Marrow also wrote the script, a story about a golf legend named Moe Norman. Robert Hariri and Donald K. Bell will be the executive producers.

     We have entered into preliminary negotiations to obtain additional financing. Due to current general economic condition, there is no assurance that we will be able to raise sufficient funds directly for us or to complete the project. If adequate funds are not available to us, we will be required to obtain funds by entering into arrangements with collaborative partners or others who will directly invest in the project. A direct investment into the project may require us to relinquish certain rights to participate in the profits which we would not otherwise have relinquished and thereby reduce our revenues.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed with this report:

     Exhibit No.        Description

     99.1               Press Release


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 24, 2009


                                    BELLTOWER ENTERTAINMENT CORP.


                                    By: /s/ DONALD K. BELL
                                        ______________________
                                            Donald K. Bell
                                            President






















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